AMENDMENT NO.4 TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO.4 (the “Amendment”) to the Agreement and Plan of Merger, dated as of December 20, 2014, by and among Shorai, Inc., a Nevada corporation (the “Company”), Neah Power Systems, Inc., a Nevada Corporation (“Parent”), Neah Merger Corp., a Nevada corporation, Neah Merger Corp. II, a Nevada corporation, and the stockholders of the Company listed on Schedule A thereto (as amended by that certain Amendment to Agreement and Plan of Merger dated as of March 4, 2015, that certain Amendment No. 2 to Agreement and Plan of Merger dated as of April 17, 2015, and that certain Amendment No. 3 to Agreement and Plan of Merger dated as of May 21, 2015, the “Agreement”), is effective as of June __, 2015.  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

W I T N E S S E T H:

WHEREAS, the parties to the Agreement wish to amend certain provisions of the Agreement; and

WHEREAS, the Agreement may not be amended or modified except by an instrument in writing approved by the parties to the Agreement and signed on behalf of each of the parties thereto.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree and acknowledge that the Agreement remains in full force and effect and enforceable against each of the parties as modified by this Amendment, and to amend the Agreement and provide for additional payments as set forth below:

1	Amendments to Agreement.

(a) Section 2.1(c) of the Agreement is hereby amended by deleting “June 15, 2015” and replacing it with “July 16, 2015.”

(b) Section 8.1 of the Agreement is hereby amended by deleting “June 15, 2015” where it appears in each of Subsections 8.1(b)(i), 8.1(c)(i), and 8.1(d), and replacing it in each such Subsection with “July 16, 2015.”

2	Governing Law; Effect of Amendment. This Amendment shall be governed by and construed under the laws of the State of Nevada, without regard to conflicts of laws principles. Except as specifically set forth in this Amendment, the Agreement remains in full force and effect, unmodified in any way.

3	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall be considered one and the same agreement.

4	Entire Agreement. The Agreement, this Amendment and the documents referred to herein and therein constitute the entire agreement among the parties.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of the date first above written.

PURCHASER

SHORAI, INC.

By:
Name: David Radford
Title: Chief Executive Officer

SHORAI SHAREHOLDERS

David Radford

Kevin Riley

James McCormick

NEAH POWER SYSTEMS, INC.

By
Name: Gerard D’Couto
Title: Chief Executive Officer

NEAH MERGER CORP.

By:
Name: Gerard D’Couto
Title: Chief Executive Officer

NEAH MERGER CORP. II

By:
Name: Gerard D’Couto
Title: Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT TO MERGER AGREEMENT]